EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 of The Interpublic Group of Companies, Inc. (the "Company"), of our report dated February 22, 2000, appearing in the 1999 Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K:
Registration  Statements No. 2-79071; No. 2-43811; No. 2-56269; No. 2-61346; No.
2-64338;  No. 2-67560;  No. 2-72093;  No. 2-88165; No. 2-90878; No. 2-97440; and
No. 33-28143, relating variously to the Stock Option Plan (1971), the Stock Option Plan (1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan of the Company; Registration Statements No. 2-53544; No. 2-91564; No. 2-98324; No. 33-22008; No. 33-64062; and No. 33-61371, relating variously to the
Employee Stock Purchase Plan (1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan of the Company (1995); Registration Statements No. 33-20291 and No. 33-2830 relating to the Management Incentive Compensation Plan of the Company; Registration Statements No. 33-5352; No. 33-21605; No. 333-4747; and No. 333-23603 relating to the 1986 Stock Incentive Plan, the 1986 United Kingdom Stock Option Plan and the 1996 Stock Incentive Plan of the Company; Registration Statements No. 33-10087 and No. 33-25555 relating to the Long-Term Performance Incentive Plan of the Company; Registration Statement No. 333-28029 relating to The Interpublic Outside Directors' Stock Incentive Plan of the Company; Registration Statement No. 33-42675 relating to the 1997 Performance Incentive Plan of the Company. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.



PricewaterhouseCooper LLP
New York, New York
March 22, 2000

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference of our report dated February 3, 1999, with respect to the financial statements of International Public Relations plc included in the Annual report (Form 10-K) of The Interpublic Group of Companies, Inc. for the year ended December 31, 1999 in the Registration
Statements:

(Form S-8 Nos. 2-79071,  2-43811,  2-56269,  2-61346, 2-64338, 2-67560, 2-72093,
2-88165, 2-90878, 2-97440 and 33-28143) pertaining variously to the Stock Option Plan (1971), the Stock Option Plan (1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan of The Interpublic Group of Companies, Inc.,

(Form S-8 Nos. 2-53544,  2-91564,  2-98324,  33-22008,  33-64062,  and 33-61371)
pertaining variously to the Employee Stock Purchase Plan (1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan (1995) of The Interpublic Group of Companies, Inc.,

(Form S-8 Nos. 33-20291 and 33-2830) relating to the Management Incentive Compensation Plan of The Interpublic Group of Companies,
Inc.,

(Form S-8 Nos. 33-5352, 33-21605, 333-4747 and 333-23603) pertaining to the 1986
Stock Incentive Plan, the 1986 United Kingdom Stock Option Plan and the 1996 Stock Incentive Plan, of The Interpublic Group of Companies, Inc.,

(Form  S-8  Nos.  33-10087  and  No.  33-25555)   pertaining  to  the  Long-Term
Performance Incentive Plan of The Interpublic Group of Companies, Inc.,

(Form S-8 No. 333-28029) pertaining to The Interpublic Outside Directors' Stock Incentive Plan of The Interpublic Group of Companies, Inc., and

(Form S-8 No. 33-42675) pertaining to the 1997 Performance Incentive Plan of The Interpublic Group of Companies, Inc.


Ernst & Young
London, England
March 22, 2000

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the following Registration Statements on Form S-8 of The Interpublic Group of Companies, Inc. ("IPG" or the "Company"), of our report dated March 13, 1998, included in the Company's 1999 Annual Report on Form 10-K, with respect to the consolidated statements of operations, stockholders' equity (deficit) and cash flows of Hill, Holliday, Connors, Cosmopulos, Inc. for the twelve-month period ended December 31, 1997 (not separately presented), which statements are included in the consolidated financial statements of IPG in its Annual Report on Form 10-K for the year ended December 31, 1999,: Registration Statements No. 2-79071; No. 2-43811; No. 2-56269; No. 2-61346; No. 2-64338; No. 2-67560; No. 2-72093; No. 2-88165; No.
2-90878; No. 2-97440 and No. 33-28143, relating variously to the Stock Option Plan (1971), the Stock Option Plan (1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan of the Company; Registration Statements No. 2-53544; No. 2-91564; No. 2-98324; No. 33-22008; No. 33-64062 and No. 33-61371,
relating variously to the Employee Stock Purchase Plan (1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan (1995) of the Company; Registration Statements No. 33-20291 and No. 33-2830 relating to the Management Incentive Compensation Plan of the Company; Registration Statements No. 33-5352; No. 33-21605; No. 333-4747 and No. 333-23603 relating to the 1986
Stock Incentive Plan, the 1986 United Kingdom Stock Option Plan and the 1996 Stock Incentive Plan of the Company; Registration Statements No. 33-10087 and No. 33-25555 relating to the Long-Term Performance Incentive Plan of the Company; Registration Statement No. 333-28029 relating to The Interpublic Outside Directors' Stock Incentive Plan of the Company; and Registration Statement No. 33-42675 relating to the 1997 Performance Incentive Plan of the Company.


Ernst & Young LLP
Boston, Massachusetts
March 22, 2000